SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 4, 2004
                                                   -----------



                        DOBI MEDICAL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                       0-32523                  98-0222710
------------------------------- ---------------------- ------------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


    1200 MacArthur Blvd.
     Mahwah, New Jersey                                            07430
 -------------------------------                        -----------------------
    (Address of principal                                       (Zip Code)
          executive offices)


Registrant's telephone number, including area code:  (201) 760-6464
                                                     --------------

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                           CURRENT REPORT ON FORM 8-K


                        DOBI MEDICAL INTERNATIONAL, INC.


                                   May 4, 2004


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

99.1  Press release of DOBI Medical International, Inc., dated May 4, 2004.



Item 12. Results of Operations and Financial Condition.


         On May 4, 2004, DOBI Medical International, Inc. issued a press release announcing its financial results for the first quarter of fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DOBI MEDICAL INTERNATIONAL, INC.


Dated:  May 5, 2004                          By: /s/ Phillip C. Thomas
                                                 -------------------------------
                                                 Phillip C. Thomas
                                                 Chief Executive Officer